Exhibit 99.1

As previously announced, U.S. Cellular® will hold a teleconference on Aug. 7, 2008, at 10:00 a.m. Chicago time. Interested parties may listen to the call live via the Internet by accessing the Conference Calls page of www.teldta.com or www.uscc.com.

Contact:	Mark A. Steinkrauss, Vice President, Corporate Relations
(312) 592-5384 mark.steinkrauss@teldta.com

Julie D. Mathews, Manager, Investor Relations
(312) 592-5341 julie.mathews@teldta.com

FOR RELEASE:  IMMEDIATE

U.S. CELLULAR REPORTS INCREASES IN SERVICE, DATA REVENUES

Service and data revenues up 9 percent and 45 percent in the quarter

Note: Comparisons are year over year unless otherwise noted.

2Q 2008 Highlights

•                  9.0 percent increase in service revenues, to $987.4 million.

•                  44.7 percent increase in data revenues, to $123.7 million, representing 12.5 percent of service revenues.

•                  5.7 percent increase in ARPU (average monthly service revenue per unit), to $53.27.

•                  Retail postpay churn remained flat at 1.4 percent; postpay customers comprised 95 percent of retail customers.

•                  7.4 percent increase in cell sites in service, to 6,596.

•                  Repurchased 150,000 common shares for $8.3 million, to offset dilution from employee benefit plans.

CHICAGO – Aug.7, 2008 – United States Cellular Corporation [AMEX:USM] reported service revenues of $987.4 million for the second quarter of 2008, a 9.0 percent increase from $906.2 million in the comparable period one year ago. The company recorded operating income of $117.9 million, down from $123.5 million in the second quarter of 2007. Net income and diluted earnings per share were $72.6 million and $0.83, respectively, for the second quarter of 2008, compared to $147.6 million and $1.67, respectively, in the comparable period one year ago.*

*In the second quarter of 2007, the company recorded a $131.7 million pre-tax gain on the settlement of the Vodafone Group Plc variable prepaid forward contracts and sale of the remaining Vodafone ADRs, and also a $17.8 million pre-tax loss on fair value adjustments to the variable prepaid forward contracts prior to the settlement.

“Our continued, solid growth in service and data revenues demonstrates that we’re delivering the services and products customers want,” said John E. Rooney, U.S. Cellular® president and CEO. “These revenue increases have driven a substantial increase in ARPU, with more than 50 percent of our customers using at least one data service. And our low, 1.4 percent churn rate is proof that our customers believe in U.S. Cellular and in the communications experience we provide, even as they may be tightening their budgets in response to the economic slowdown.

“Sales of our BlackBerry® and Windows™ smartphones continue to surpass our expectations, and smartphone customers typically generate considerably higher ARPU than other customers. We consider this a meaningful growth area for U.S. Cellular. To help ensure that our smart phone customers receive a high-quality service experience, U.S. Cellular is expanding its EVDO coverage in select service areas, with the goal of reaching approximately 30 percent of our covered population in 2008, and we plan to continue the expansion in 2009. We also continue to strengthen our overall network with new cell towers in key areas.

“While net retail customer additions for the quarter were disappointing, we’re taking significant steps to further differentiate our customer satisfaction-based business model in a tough competitive environment. With U.S. Cellular’s new Believe in Something BetterSM branding campaign launched in June, we’re showing that we recognize that wireless plays an important role in our customers’ lives that goes well beyond just completing calls. Along with the campaign, we have invested in new store environments, and we continue to invest in associate training, so that our associates can deliver the ideal customer experience. We’re investing in our business and in our customers for the long term.”

Guidance

Guidance for the year ending Dec. 31, 2008 is as follows. There can be no assurance that final results will not differ materially from this guidance.

U.S. Cellular 2008 guidance as of Aug. 7, 2008 is as follows:

Net Retail Customer Additions	175,000 - 225,000
Service Revenues	$3.9 - 4.0 billion**
Operating Income	$385 - 435 million
Depreciation, Amortization & Accretion***	Approx. $615 million**
Capital Expenditures	$525 - 575 million

** Unchanged from guidance issued on May 7, 2008

*** Includes losses on exchange and disposals of assets

The foregoing guidance represents the views of management as of Aug. 7, 2008 and should not be assumed to be accurate as of any other date. U.S. Cellular undertakes no legal duty to update such information, whether as a result of new information, future events, or otherwise.

Conference call information

U.S. Cellular will hold a conference call on Aug. 7, 2008 at 10:00 a.m. Chicago time.

•                  Access the live call online at http://www.videonewswire.com/event.asp?id=50620 or on the Conference Calls page of www.uscellular.com.

•                  Access the call by phone at 800/723-6498 (US/Canada) and use conference ID 6948709.

Before the call, certain financial and statistical information to be discussed during the call will be posted to the Conference Calls page of www.uscellular.com, together with reconciliations to generally accepted accounting principles (GAAP) of any non-GAAP information to be disclosed. The call will be archived on the Conference Calls page of www.uscellular.com.

About U.S. Cellular®

United States Cellular Corporation, the nation’s sixth-largest, full-service wireless carrier, provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to nearly 6.2 million customers in 26 states. The Chicago-based company employed 8,400 full-time equivalent associates as of June 30, 2008. For more information about U.S. Cellular, visit www.uscellular.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: The ability of the company to successfully manage and grow the operations of more recently launched markets; changes in the overall economy, competition, the state and federal telecommunications regulatory environment, and the value of assets and investments; adverse changes in the ratings afforded our debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; uncertainty of access to the capital markets; risks and uncertainties relating to restatements and possible future restatements; ability to remediate the material weakness; pending and future litigation; changes in income tax rates, laws, regulations or rulings; acquisitions/divestitures of properties and/or licenses; and changes in customer growth rates, average monthly revenue per unit, churn rates, roaming revenue and terms, the availability of devices and the mix of products and services offered by the company. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by U.S. Cellular to furnish this press release to the SEC, which are incorporated by reference herein.

UNITED STATES CELLULAR CORPORATION

SUMMARY OPERATING DATA

Quarter Ended	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
Total Population:

Consolidated markets (1)	82,875,000	82,846,000	82,371,000	81,841,000	81,581,000

Consolidated operating markets (1)	45,493,000	45,262,000	44,955,000	44,955,000	44,955,000
All customers:
Customer units (2)	6,194,000	6,175,000	6,102,000	6,058,000	6,010,000
Gross customer unit additions	365,000	409,000	436,000	447,000	418,000
Net customer unit additions	16,000	74,000	44,000	48,000	37,000
Market penetration at end of period:
Consolidated markets (3)	7.5%	7.5%	7.4%	7.4%	7.4%
Consolidated operating markets (3)	13.6%	13.6%	13.6%	13.5%	13.4%
Retail customers:
Customer units (2)	5,677,000	5,640,000	5,564,000	5,500,000	5,448,000
Gross customer unit additions	318,000	360,000	367,000	374,000	347,000
Net customer unit additions	34,000	85,000	64,000	52,000	71,000

Cell sites in service	6,596	6,452	6,383	6,255	6,140
Average monthly revenue per unit (4)	$53.27	$52.24	$52.57	$52.73	$50.42
Retail service revenue per unit (4)	$45.62	$45.30	$45.45	$45.02	$43.87
Inbound roaming revenue per unit (4)	$3.40	$2.94	$3.09	$3.36	$2.68
Long-distance/other revenue per unit (4)	$4.25	$4.00	$4.03	$4.35	$3.87
Minutes of use (MOU) (5)	1,012	951	908	888	858
Retail postpay churn rate per month (6)	1.4%	1.4%	1.5%	1.6%	1.4%
Construction Expenditures (000s)	$137,800	$111,700	$188,100	$130,600	$137,100

(1)         “Total population of consolidated markets” and “Total population of consolidated operating markets” are used only for the purposes of calculating market penetration of consolidated markets and consolidated operating markets, respectively, which is calculated by dividing customers by the total market population (without duplication of population in overlapping markets).

(2)         All customer units and Retail customer units as of June 30, 2008 include one time adjustments, resulting from a review of U.S. Cellular’s customer reporting procedures.

(3)         Calculated by dividing the number of wireless customers at the end of the period by the total population of consolidated markets and consolidated operating markets, respectively, as estimated by Claritas.

(4)         Per unit revenue measurements are derived from Service Revenues as reported in Financial Highlights for each respective quarter as follows:

Service Revenues per Financial Highlights	$987,352	$962,094	$957,896	$954,540	$906,218
Components:
Retail service revenue during quarter	845,564	834,213	828,169	814,948	788,535
Inbound roaming revenue during quarter	63,033	54,089	56,358	60,843	48,084
Long-distance/other revenue during quarter	78,755	73,792	73,369	78,749	69,599

Divided by average customers during quarter (000s)	6,178	6,139	6,074	6,034	5,991
Divided by three months in each quarter	3	3	3	3	3

Average monthly revenue per unit	$53.27	$52.24	$52.57	$52.73	$50.42
Retail service revenue per unit	$45.62	$45.30	$45.45	$45.02	$43.87
Inbound roaming revenue per unit	$3.40	$2.94	$3.09	$3.36	$2.68
Long-distance/other revenue per unit	$4.25	$4.00	$4.03	$4.35	$3.87

(5)         Average monthly local minutes of use per customer (without roaming).

(6)         Retail postpay churn rate per month is calculated by dividing the total monthly retail postpay customer disconnects during the quarter by the average retail postpay customer base for the quarter.

UNITED STATES CELLULAR CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS HIGHLIGHTS

Three Months Ended June 30,

(Unaudited, dollars and shares in thousands, except per share amounts)

			Increase (Decrease)
	2008	2007	Amount	Percent
Operating Revenues
Service	$987,352	$906,218	$81,134	9.0%
Equipment sales	73,240	65,428	7,812	11.9%
Total Operating Revenues	1,060,592	971,646	88,946	9.2%
Operating Expenses
System operations (excluding Depreciation, amortization and accretion reported below)	196,652	176,409	20,243	11.5%
Cost of equipment sold	172,194	148,241	23,953	16.2%
Selling, general and administrative	422,367	374,668	47,699	12.7%
Depreciation, amortization and accretion	145,258	146,024	(766)	(0.5)%
Loss on asset disposals, net	6,219	2,832	3,387	N/M
Total Operating Expenses	942,690	848,174	94,516	11.1%

Operating Income	117,902	123,472	(5,570)	(4.5)%

Investment and Other Income (Expense)
Equity in earnings of unconsolidated entities	22,807	22,980	(173)	(0.8)%
Interest and dividend income	1,429	2,653	(1,224)	(46.1)%
Fair value adjustment of derivative instruments	—	(17,849)	17,849	N/M
Gain on sale of investments	—	131,686	(131,686)	N/M
Interest expense	(20,774)	(21,325)	551	2.6%
Other, net	600	91	509	N/M
	4,062	118,236	(114,174)	(96.6)%

Income Before Income Taxes and Minority Interest	121,964	241,708	(119,744)	(49.5)%
Income tax expense	44,016	91,500	(47,484)	(51.9)%
Income Before Minority Interest	77,948	150,208	(72,260)	(48.1)%
Minority share of income, net of tax	(5,346)	(2,637)	(2,709)	N/M
Net Income	$72,602	$147,571	$(74,969)	(50.8)%

Basic Weighted Average Common Shares Outstanding	87,571	87,590	(19)	(0.0)%
Basic Earnings Per Share	$0.83	$1.68	$(0.85)	(50.6)%

Diluted Weighted Average Common Shares Outstanding	87,872	88,410	(538)	(0.6)%
Diluted Earnings Per Share	$0.83	$1.67	$(0.84)	(50.3)%

N/M - Percentage change not meaningful

UNITED STATES CELLULAR CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS HIGHLIGHTS

Six Months Ended June 30,

(Unaudited, dollars and shares in thousands, except per share amounts)

			Increase (Decrease)
	2008	2007	Amount	Percent
Operating Revenues
Service	$1,949,446	$1,766,801	$182,645	10.3%
Equipment sales	149,002	139,519	9,483	6.8%
Total Operating Revenues	2,098,448	1,906,320	192,128	10.1%
Operating Expenses
System operations (excluding Depreciation, amortization and accretion reported below)	387,668	343,693	43,975	12.8%
Cost of equipment sold	346,231	298,985	47,246	15.8%
Selling, general and administrative	830,001	733,534	96,467	13.2%
Depreciation, amortization and accretion	287,788	291,976	(4,188)	(1.4)%
Loss on asset disposals, net	9,892	6,137	3,755	61.2%
Total Operating Expenses	1,861,580	1,674,325	187,255	11.2%

Operating Income	236,868	231,995	4,873	2.1%

Investment and Other Income (Expense)
Equity in earnings of unconsolidated entities	44,042	46,078	(2,036)	(4.4)%
Interest and dividend income	3,334	5,203	(1,869)	(35.9)%
Fair value adjustment of derivative instruments	—	(5,388)	5,388	N/M
Gain on sale of investments	—	131,686	(131,686)	N/M
Interest expense	(40,889)	(45,009)	4,120	9.2%
Other, net	718	(494)	1,212	N/M
	7,205	132,076	(124,871)	(94.5)%

Income Before Income Taxes and Minority Interest	244,073	364,071	(119,998)	(33.0)%
Income tax expense	91,556	135,388	(43,832)	(32.4)%
Income Before Minority Interest	152,517	228,683	(76,166)	(33.3)%
Minority share of income, net	(9,358)	(6,711)	(2,647)	(39.4)%
Net Income	$143,159	$221,972	$(78,813)	(35.5)%

Basic Weighted Average Common Shares Outstanding	87,571	87,735	(164)	(0.2)%
Basic Earnings Per Share	$1.63	$2.53	$(0.90)	(35.6)%

Diluted Weighted Average Common Shares Outstanding	87,963	88,615	(652)	(0.7)%
Diluted Earnings Per Share	$1.63	$2.50	$(0.87)	(34.8)%

N/M - Percentage change not meaningful

UNITED STATES CELLULAR CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

ASSETS

	June 30,	December 31,
	2008	2007
Current Assets
Cash and cash equivalents	$101,155	$204,533
Marketable equity securities	16,508	16,352
Accounts receivable from customers and other	442,415	435,497
Inventory	120,817	100,990
Prepaid expenses	51,923	41,588
Other current assets	42,448	34,793
	775,266	833,753

Investments
Licenses	1,792,728	1,482,446
Goodwill	493,918	491,316
Customer lists	12,451	15,375
Investments in unconsolidated entities	157,162	157,693
Notes and interest receivable—long-term	4,359	4,422
	2,460,618	2,151,252

Property, Plant and Equipment
In service and under construction	5,612,054	5,409,115
Less accumulated depreciation	3,045,114	2,814,019
	2,566,940	2,595,096

Other Assets and Deferred Charges	29,728	31,773

Total Assets	$5,832,552	$5,611,874

UNITED STATES CELLULAR CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

LIABILITIES AND SHAREHOLDERS’ EQUITY

	June 30,	December 31,
	2008	2007
Current Liabilities
Notes payable	$50,000	$—
Accounts payable
Affiliated	8,690	8,519
Trade	256,196	252,272
Customer deposits and deferred revenues	153,860	143,445
Accrued taxes	42,969	43,105
Accrued compensation	36,680	59,224
Other current liabilities	97,220	97,678
	645,615	604,243

Long-Term Debt	1,007,054	1,002,293

Deferred Liabilities and Credits	799,597	765,786

Minority Interest	48,391	43,396

Common Shareholders’ Equity
Common Shares, par value $1 per share	55,046	55,046
Series A Common Shares, par value $1 per share	33,006	33,006
Additional paid-in capital	1,329,212	1,316,042
Treasury Shares	(45,414)	(41,094)
Accumulated other comprehensive income	10,233	10,134
Retained earnings	1,949,812	1,823,022
	3,331,895	3,196,156

Total Liabilities and Shareholders’ Equity	$5,832,552	$5,611,874

UNITED STATES CELLULAR CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

Six Months Ended June 30,

(Unaudited, dollars in thousands)

	2008	2007
Cash Flows from Operating Activities
Net income	$143,159	$221,972
Add (deduct) adjustments to reconcile net income to netcash flows from operating activities:
Depreciation, amortization and accretion	287,788	291,976
Bad debts expense	32,426	23,870
Stock-based compensation expense	6,481	8,177
Deferred income taxes, net	27,231	5,002
Equity in earnings of unconsolidated entities	(44,042)	(46,078)
Distributions from unconsolidated entities	45,569	43,169
Minority share of income	9,358	6,711
Unrealized fair value adjustment of derivative instruments	—	5,388
Gain on sale of investments	—	(131,686)
Loss on asset disposals, net	9,892	6,137
Noncash interest expense	886	890
Excess tax benefit from stock awards	(896)	(9,679)
Other operating activities	—	(5,000)
Changes in assets and liabilities from operations:
Change in accounts receivable	(50,059)	(30,103)
Change in inventory	(19,816)	(770)
Change in accounts payable - trade	2,838	(3,781)
Change in accounts payable - affiliate	171	(3,530)
Change in customer deposits and deferred revenues	10,406	17,606
Change in accrued taxes	1,471	60,418
Change in accrued interest	455	(742)
Change in other assets and liabilities	(36,486)	(19,510)
	426,832	440,437
Cash Flows from Investing Activities
Additions to property, plant and equipment	(249,500)	(246,790)
Proceeds from sale of investments	—	4,301
Cash received from divestitures	6,838	4,277
Cash paid for acquisitions	(312,615)	(18,283)
Other investing activities	(1,215)	(156)
	(556,492)	(256,651)
Cash Flows from Financing Activities
Issuance of notes payable	100,000	25,000
Repayment of notes payable	(50,000)	(60,000)
Common shares reissued, net of tax payments	(1,878)	9,223
Common shares repurchased	(14,516)	(49,057)
Excess tax benefit from exercise of stock awards	896	9,679
Capital distributions to minority partners	(6,022)	(5,461)
Other financing activities	(2,198)	—
	26,282	(70,616)

Net Increase (Decrease) in Cash and Cash Equivalents	(103,378)	113,170
Cash and Cash Equivalents
Beginning of period	204,533	32,912
End of period	$101,155	$146,082